NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Large Cap Growth Fund

Supplement dated December 21, 2015
to the Summary Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.	Effective immediately, the Fees and Expenses Table for the NVIT Large Cap Growth Fund, found on page 1 of the Summary Prospectus, is deleted and restated as follows:

	Class I Shares	Class II Shares	Class P Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%	0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	None
Other Expenses	0.20%	0.20%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.68%	0.93%	0.78%	0.53%
Fee Waiver/Expense Reimbursement1,2,3	(0.07%)	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.61%	0.86%	0.71%	0.46%
1 “Fee Waiver/Expense Reimbursement” has been restated to reflect current fee waivers.
2 Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (“the Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.65%, 0.90%, 0.75%, and 0.50% for Class I, Class II, Class P, and Class Y shares, respectively, until April 30, 2017. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.
3 In addition to the fees waived pursuant to the expense limitation agreement described in footnote 2, the Adviser and the Trust have entered into a written contract in which the Adviser has agreed to waive 0.038% of the management fee to which the Adviser would be entitled until April 30, 2017.

2.	Effective immediately, the Example Table for the NVIT Large Cap Growth Fund, found on page 2 of the Summary Prospectus, is deleted and restated as follows:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$63	$204	$365	$833
Class II Shares	88	283	501	1,130
Class P Shares	73	235	420	953
Class Y Shares	47	156	282	651

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE